PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
Supplement dated December 3, 2010
to the Prospectus dated August 16, 2010
THIS SUPPLEMENT CONTAINS IMPORTANT CHANGES TO THE INFORMATION CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
A. The section entitled “Directors and Officers” on pages 48-53 of the prospectus is to be deleted and replaced in its entirety with the following:
Directors and Officers
          The Manager supervises the management of the day-to-day operations of the Fund and the Master Fund subject to the supervision of the Board and the Master Fund’s Board, as applicable. The Manager, subject to approval by the Board and the Master Fund’s Board, as applicable, has the authority to appoint officers to assist in the day-to-day management of the Fund’s and the Master Fund’s operations.
          All of the Directors of the Board and the Master Fund’s Board are not affiliated with the Manager or its affiliates and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The Directors and officers of the Fund and the Master Fund are also directors and officers of other investment companies managed, advised, administered or distributed by the Manager or its affiliates. The address of the Directors is c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, Baltimore, MD 21201. A list of the Directors and officers of the Fund and the Master Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Number of
Portfolios in
	Position Held		Fund
	with Fund and		Complex(2)	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served(1)	During Past 5 Years	Director	During Past 5 Years(3)
John R. Murphy—76 Date of Birth: 1/7/34	Director Since inception; Co-Chairman of the Board Since February 8, 2010; Chairman of the Board from inception to February 8, 2010	Vice Chairman, National Geographic Society, March 1998 to present; Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Robert D. Neary — 77 Date of Birth: 9/30/33	Director and Co-Chairman of the Board Since February 8, 2010	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.

Number of
Portfolios in
	Position Held		Fund
	with Fund and		Complex(2)	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served(1)	During Past 5 Years	Director	During Past 5 Years(3)
Dorothy A. Berry — 67 Date of Birth: 9/12/43	Director Since February 8, 2010	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council since 2010.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.

Kelley J. Brennan — 68 Date of Birth: 7/7/42	Director Since February 8, 2010	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm), 1981 — 2002.	11 registered investment companies consisting of 36 portfolios	None.

John G. Drosdick — 67 Date of Birth: 8/9/43	Director Since November 1, 2010	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000 — 2008.	11 registered investment companies consisting of 36 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Richard W. Furst — 72 Date of Birth: 9/13/38	Director Since February 8, 2010	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

Dale C. LaPorte — 68 Date of Birth: 1/04/42	Director Since February 8, 2010	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005-2008; Partner, 1974 — 2005 and Chairman of Executive Committee, 2000 — 2004, of Calfee, Halter & Griswold LLP (law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation.

Number of
Portfolios in
	Position Held		Fund
	with Fund and		Complex(2)	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served(1)	During Past 5 Years	Director	During Past 5 Years(3)
L. White Matthews, III—65 Date of Birth: 10/5/45	Director Since 2003	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products).

Edward D. Miller, Jr.—67 Date of Birth: 2/1/43	Director Since inception	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

Position with the Fund
and the Master Fund and
Name, Address,	Length	Principal Occupation(s)
Date of Birth and Age	of Time Served(1)	During Past 5 Years
Kevin A. McCreadie Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 8/14/60 Age: 50	President Since 2004	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.), since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.

Jennifer E. Spratley Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 2/13/69 Age: 41	Vice President Since April 2008	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 — September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

Jeffrey P. Pruitt 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 8/30/71 Age: 39	Chief Compliance Officer Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.

John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 45	Treasurer Since June 2010	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 — September 2009.

Position with the Fund
and the Master Fund and
Name, Address,	Length	Principal Occupation(s)
Date of Birth and Age	of Time Served(1)	During Past 5 Years
Savonne L. Ferguson Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 10/31/73 Age: 37	Secretary since November 2010 (formerly Assistant Secretary from 2004 to November 2010)	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

VACANT	Assistant Secretary

(1)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

(2)	The “Fund Complex” is comprised of eleven registered investment companies for which the Manager or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Directors includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

(3)	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to PNC Alternative Investment Funds, each Director serves as a Trustee of PNC Advantage Funds and a Trustee of PNC Funds. Messrs. Murphy and Neary serve as Co-Chairmen of PNC Advantage Funds and PNC Funds.
          The information above includes each Director’s principal occupation during the last five years or longer if relevant to the Director’s qualifications to serve on the Board. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of the Directors, and the role each plays as a member of a board that collectively possesses the talents needed for the representation of member interests led to the conclusion that each Director should serve as a Director for the Fund and Master Fund. Among others, the following attributes were specifically noted in the evaluation of the Directors: Mr. Murphy spent decades as a publishing executive and served as the chief executive officer of two significant non-profit enterprises. Mr. Neary brings over four decades of financial and accounting expertise to the Board, in addition to senior executive-level management experience. Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years. Mr. Brennan has spent much of his accounting career in the mutual fund industry. Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies. Dr. Furst has substantial academic and professional experience in finance, including serving as an Endowed Professor of Finance and as Dean of the Gatton College of Business and Economics. Mr. LaPorte, also a lawyer, brings to the Board years of experience counseling business entities of all kinds. Mr. Matthews has served as the chief financial officer of two large enterprises and brings a significant depth of experience to the Board. Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions. In addition, with the exception of Mr. Drosdick who just recently joined the Board, the Directors’ previous experience on the Board provides a deep understanding of the issues impacting the members of the Fund and Master Fund.
          The Board has appointed two independent Directors as co-chairmen of the Board. The Board has also engaged the Manager and Administrator to manage and administer the Fund and Master Fund and to retain other service providers, as necessary. All parties engaged to render services to the Fund and Master Fund are subject to the oversight of the Board. The Co-Chairmen preside at meetings, oversee preparation of meeting agenda, serve as liaison to the third-party service providers and other Directors and officers and perform such acts and duties as may be permitted by the Fund’s and Master Fund’s LLC Agreements, policies and governing law. Each Co-Chairman may also perform such other functions as may be delegated by the Board from time to time. The designation of the Co-Chairmen does not impose on either Independent Director any duties, obligations or liability beyond that imposed on such person as a member of the Board generally. The Board conducts regular quarterly meetings and special meetings, either in person or telephonically to ensure the uninterrupted oversight of the management of the Fund and Master

Fund. The Board regularly meets separately from the Manager and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Fund’s and Master Fund’s Chief Compliance Officer. As part of its duties, the Board oversees risk relating to the Fund and the Master Fund. Through reports and interactions with the Manager during and between meetings, the Board monitors various types of risk including, but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Manager’s risk management program. There can be no assurance that all components of risk have been identified by the Board, particularly given the nature of the Fund and Master Fund as described in this prospectus. The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Directors in performing their oversight responsibilities.. The Board has established the committees described below, and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities. The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Fund and Master Fund, including the Manager, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.
          The Fund’s Board and the Master Fund’s Board have each formed three committees: an Audit Committee, a Nominating Committee, and a Legal Compliance Committee. Each Committee is composed of the Fund’s and the Master Fund’s nine Independent Directors, Robert D. Neary, Dorothy A. Berry, Kelley J. Brennan, John G. Drosdick, Richard W. Furst, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, Jr., and John R. Murphy.

     The functions of the Audit Committee are to: (1) oversee the accounting and financial reporting process of the Fund and the Master Fund; (2) oversee the quality and integrity of the Fund’s and the Master Fund’s financial statements and the independent audit of the financial statements; (3) oversee the compliance with legal and regulatory requirements that relate to the Fund’s and the Master Fund’s accounting, financial reporting and independent audits; (4) review and evaluate the qualifications, independence and performance of the auditors prior to the engagement of the audits; and (5) serve as liaison between the auditors and the Board and the Master Fund’s Board. The Committee may perform other tasks, as the Board and the Master Fund’s Board deem necessary and appropriate from time to time. The Chairman of the Audit Committee is Kelley J. Brennan, and Ms. Berry and Messrs. Neary, Brennan, and Furst serve as the Audit Committee Financial Experts. The Audit Committee met four times during the fiscal year ended March 31, 2010.
     The function of the Nominating Committee is to identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members. The Committee may also solicit recommendations from current and former Trustees/Directors, management or others who may be familiar with qualified candidates. The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates. In considering candidates for Trustee/Director nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences. The Chairmen of the Nominating Committee are Messrs. Neary and Murphy. The Nominating Committee met two times during the fiscal year ended March 31, 2010.
          The Nominating Committee is responsible for identifying and recommending qualified candidates for election to the Board. The Committee shall accept and review member nominations for Directors who are not “interested persons” of the Master Fund and Fund as defined under Section 2(a)(19) of the 1940 Act. The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Master Fund’s and Fund’s investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A member nomination for Director may be submitted to the Master Fund and Fund by sending the nomination to the Master Fund’s and Fund’s Secretary at Two Hopkins Plaza, Baltimore, MD 21201 with the following information:
•	Member’s name, the fund name and number of fund shares owned and length of period held;

•	Name, age and address of candidate;

•	A detailed resume describing , among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•	Number of fund shares owned by the candidate and length of time held;

•	A supporting statements which (i) describes the candidate’s reasons for seeking election to the Board of Directors and (ii) documents his/her ability to satisfy the director qualifications described in the board’s policy; and

•	A signed statement from the candidate confirming his/her willingness to serve on the Board of Directors.
          The Secretary will submit all nominations to the Committee. The Committee shall assess member nominees in the same manner it reviews its own nominations.
     The Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Fund,

Master Fund or Manager. The Chairman of the Legal Compliance Committee is Dale C. LaPorte. The Legal Compliance Committee did not meet during the fiscal year ended March 31, 2010.
B. The section entitled “Director Ownership of Securities” on page 53 of the prospectus is to be deleted and replaced with the following:
Director Ownership of Securities

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by Director
	Dollar Range of Equity Securities	in Family of Investment
Name of Director	in the Fund	Companies
John R. Murphy	None	None
Robert D. Neary	None	None
Dorothy A. Berry	None	None
Kelley J. Brennan	None	None
John G. Drosdick	None	None
Richard W. Furst	None	None
Dale C. LaPorte	None	None
L. White Matthews, III	None	Over $100,000
Edward D. Miller	None	None
     As of December 31, 2009, no Director or Officer was the beneficial owner of any securities in the Master Fund or the Fund. As of December 31, 2009, no Director beneficially owned more than two percent of any other registered investment companies overseen by the Director within the same family of investment companies as the Master Fund and Fund.
     As of March 31, 2010, no Independent Director and no immediate family member of any Independent Director was the beneficial owner or owner of record of an interest in either the Manager, the Adviser, the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Manager, Adviser or Distributor.
C. The section entitled “Certain Interests of Independent Directors” on pages 53-54 of the prospectus is to be deleted and replaced in its entirety with the following:
Certain Interests of Independent Directors
          A number of Independent Directors serve on the boards of other companies that are not affiliated with the Fund or the Manager. Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank, N.A. (“PNC Bank”), the parent company to the Manager. The Independent Directors have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies. The general nature of the transactions is described briefly below.
          PNC Bank is one of eleven banks of a lending syndicate that extends a line of credit, in the ordinary course of business, to Invacare Corporation (“Invacare”), a company of which Mr. LaPorte is a director. As of December 31, 2009, PNC Bank’s total obligation as part of the syndicate is limited to 30%

of the total value of the line of credit extended to Invacare. As of December 31, 2009, the PNC Bank portion of the balance outstanding was $0. In addition, Invacare utilizes PNC Bank for certain treasury management and capital markets services, for which the bank receives customary fees and expenses.
          PNC Bank is also one of thirty-three banks that extends a line of credit, in the ordinary course of business, to affiliates of Omnicom Group, Inc. (“Omnicom”), a company of which Mr. Murphy is a director. As of December 31, 2009, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $0.
          Mr. Drosdick serves on the Board of Trustees of the Philadelphia Museum of Art, which has a $25 million revolving line of credit with PNC Bank. As of December 31, 2009, the balance on the line of credit was $0. In addition, Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a $750 million credit facility to U. S. Steel. As of the end of 2009, PNC Bank is responsible for $66.7 million under the credit facility, which will expire on May 11, 2012. There was a $0 balance as of December 31, 2009. PNC Bank is further responsible for $125 million of purchase commitments under a Receivables Purchase Agreement, with $0 outstanding as of December 31, 2009. Finally, PNC Bank is obligated for $73 million under a Reimbursement Agreement for Standby Letters of Credit, all of which are fully collateralized. Mr. Drosdick also serves on the board of H. J. Heinz Company (“H.J. Heinz”), which has $110,000,000 in outstanding lines of credit for which PNC Bank is responsible as a participant in a syndicate. There was $0 outstanding as of December 31, 2009. In addition, PNC Bank is responsible for $175,000,000 of purchase commitments for which $146,800,000 was outstanding on December 31, 2009. Both U.S. Steel and H.J. Heinz engage in various commercial and/or investment banking activities (including short term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. Lastly, Mr. Drosdick serves on the board of the Merion Golf Club, which has lines of credit with PNC Bank totaling $2.5 million. As of December 31, 2009, there was $0 balance outstanding.
D. Under the section entitled “Repurchases of Interests,” the second bullet point on page 85 of the prospectus is to be deleted and replaced in its entirety with the following:
•	Members tendering their Interests should note that they will remain Members in the Fund, with respect to the Interests tendered and accepted for purchase by the Fund, through the Valuation Date of the offer to repurchase Interests. A Member will continue to receive an allocation of profits and losses on the Interests tendered and accepted for purchase by the Fund, until the Valuation Date of the offer to repurchase Interests.
E. Under the section entitled “Repurchases of Interests,” the last sentence in the fifth bullet point on page 85 of the prospectus is to be deleted.
F. Under the section entitled “ACCOUNTANTS AND LEGAL COUNSEL” on page 94 of the prospectus, the first sentence in the third paragraph is to be deleted and replaced in its entirety with the following:
Ropes & Gray LLP, with offices at Prudential Tower, 800 Bolyston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Fund and Master Fund.
SP-PASFTD-1210